BRINSON CASH RESERVES FUND                                         ANNUAL REPORT

Dear Shareholder,                                                  June 15, 2001

We present you with the annual report for Brinson Cash Reserves Fund (formerly LIR Cash Reserves Fund) for the fiscal year ended April 30, 2001.

MARKET REVIEW

[GRAPHIC] The fiscal year ended April 30, 2001 was marked by economic contrast. When the period began, the inflation-adjusted Gross Domestic Product had recently climbed to inflationary levels. With the Federal Reserve (the "Fed") winding down its aggressive rate hikes in an attempt to slow the economy and trigger slower, sustainable economic growth, the Fed Funds rate increased to 6.5% in May 2000. Then a combination of market and economic forces converged to shake the confidence of equity investors during the second half of 2000 and into 2001.

   Global tensions and soaring energy prices were a source of strain on the economy, but internal pressures proved to be more disruptive. Technology stocks were the first to be rattled as sub-par earnings reports and a reexamination of this previously hot sector sent some stock prices tumbling to less than half of their highs by year-end. By first quarter 2001, analysts feared a possible recession as economic growth stalled, manufacturing activity plummeted, unemployment claims began to swell and consumer confidence waned.

   With the hoped-for soft landing in danger, the Fed began to reverse its monetary policy swiftly in January, cutting rates twice, both times by 50 basis points, followed by three more rate cuts each of the same size by May 2001, knocking the Fed Funds rate back down to 4.0%. Fixed income yields, which experienced their highest levels in a decade during 2000, began to lower along with interest rates. Finally, an April rally in the equity markets helped to still some investors' shaken confidence, although concerns remain.

[SIDEBAR]
We are pleased to announce that Mitchell Hutchins Asset Management Inc. changed its name to Brinson Advisors, Inc. on May 1, 2001. Brinson Advisors is a member of UBS Asset Management, a global financial leader with almost $400 billion in assets under management.

Brinson Advisors delivers the investment capabilities of UBS Asset Management. Our objective is to offer long-term, value-added investment expertise and superior client service. We bring together all of the elements of investment solutions for our clients:

-  A global perspective on markets and economies


- An all-encompassing philosophy for valuing markets, currencies and securities around the world based on price/value discrepancies derived from fundamental research

(continued on page 3)

ANNUAL REPORT                                         BRINSON CASH RESERVES FUND

PERFORMANCE AND PORTFOLIO REVIEW

YIELD AND CHARACTERISTICS               4/30/01               10/31/00
----------------------------------------------------------------------
Current Seven-Day Average Yield(1)        4.46%                  6.18%
Effective Seven-Day Average Yield(1)      4.56%                  6.37%
Weighted Average Maturity               57 days                44 days
Net Assets (mm)                          $349.8                 $318.5
----------------------------------------------------------------------

(1)Yields will fluctuate

SECTOR ALLOCATION*                   4/30/01                                           10/31/00
----------------------------------------------------------------------------------------------
Commercial Paper                      65.4%     Commercial Paper                         57.3%
U.S. Gov't & Agency                   11.4      Certificates of Deposit                  17.0
Short-Term Corporate Obligations      10.6      U.S. Gov't & Agency                      11.6
Certificates of Deposit                6.3      Short-Term Corporate Obligations          7.1
Money Market Funds                     3.2      Money Market Funds                        5.1
Bank Notes                             2.6      Bank Notes                                1.6
Bankers Acceptance                     0.3      Other Assets in Excess of Liabilities     0.3
Other Assets in Excess of Liabilities  0.2
----------------------------------------------------------------------------------------------
Total                                100.0%     Total                                   100.0%

*Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

HIGHLIGHTS

[GRAPHIC]Brinson Cash Reserves Fund benefited from investors' flight to safety as net assets increased during the darkest days of the equity markets' downturn. During the past few months, however, seven-day yields have fallen with interest rates, dimming some but certainly not all of investors' newfound appreciation for quality and relative safety. During the fiscal year, the Fund's weighted average maturity increased from 33 days to 57 days as we attempted to lock in rates of return that similar investments may not see again for a while. As always, we believe that investors' interests are best served when we choose debt instruments that offer both favorable returns and the highest credit quality.

[SIDEBAR]
BRINSON CASH RESERVES FUND

INVESTMENT GOAL:
Provide as high a level of current interest income as is consistent with maintaining liquidity and principal stability

PORTFOLIO MANAGER:
Susan P. Ryan
Brinson Advisors, Inc.

COMMENCEMENT:
February 14, 2000

DIVIDEND PAYMENTS:
Monthly

BRINSON CASH RESERVES FUND                                         ANNUAL REPORT

OUTLOOK

The record $135 trillion dollar tax cut, passed by Congress and signed into law, will help pump some energy -- an estimated $45 billion -- into the economy this year, while low interest rates should help foster economic activity in other areas. Manufacturing, an area of particular concern, was still struggling at period end. Increased labor costs and unemployment claims may damper some enthusiasm that has resulted in a slight rise in consumer confidence.

   The market continues to focus on the Fed, unemployment, consumer confidence, the equity markets and the general state of the economy. Further easing by the Fed should result in lower short-term yields, a steeper yield curve and further narrowing of spreads. The next few months will determine if the Fed has been aggressive enough at lowering rates to avoid a recession.


   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For more information on the Brinson Funds,(2) please contact your investment professional or visit us at www.ubspainewebber.com.

Sincerely,

/s/ Brian M. Storms

BRIAN M. STORMS
President and
Chief Executive Officer
Brinson Advisors, Inc.


/s/ Susan P. Ryan

SUSAN P. RYAN
Executive Director
Brinson Advisors, Inc.
Portfolio Manager
Brinson Cash Reserves Fund

   This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment professional regarding your personal investment program.

(2) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

[SIDEBAR]
(continued)

-  Innovative thought leadership and investment ideas

- A dedication to providing personal client service and personalized business solutions.

Please note that effective May 9, 2001, LIR Cash Reserves Fund was renamed Brinson Cash Reserves Fund.

These changes will not impact the management of your fund.

BRINSON CASH RESERVES FUND

STATEMENT OF NET ASSETS                                           APRIL 30, 2001


PRINCIPAL
AMOUNT                                                               MATURITY              INTEREST
 (000)                                                                 DATES                RATES           VALUE
----------                                                      --------------------    --------------   -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS--11.41%
$   7,500 Federal Farm Credit Bank .........................          06/01/01               4.880%@     $ 7,468,483
   10,000 Federal Home Loan Bank ...........................          08/10/01               4.930@        9,861,686
   17,909 Federal National Mortgage Association ............    07/19/01 to 12/28/01    4.650 to 5.060@   17,580,024
    5,000 Student Loan Marketing Association ...............          05/01/01               4.211*        4,998,463
                                                                                                         -----------
Total U.S. Government Agency Obligations (cost--$39,908,656)                                              39,908,656
                                                                                                         -----------
DOMESTIC BANKERS ACCEPTANCE--0.28%
      991 Chase Manhattan Bank (cost--$971,075) ............          09/04/01               5.850           971,075
                                                                                                         -----------
DOMESTIC BANK NOTE--2.57%
    9,000 LaSalle Bank N.A. (cost--$8,998,553) .............    09/15/01 to 03/13/02    4.780 to 6.750     8,998,553
                                                                                                         -----------
CERTIFICATES OF DEPOSIT--6.29%

YANKEE--6.29%
    5,000 Commerzbank AG ...................................          05/01/01               5.044*        4,999,759
    5,000 Deutsche Bank AG .................................          09/10/01               6.780         4,999,998
    5,000 National Westminster Bank PLC ....................          04/18/02               4.650         5,000,000
    5,000 Svenska Handelsbanken ............................          05/08/01               7.170         4,999,991
    2,000 UBS AG ...........................................          07/19/01               7.030         1,999,918
                                                                                                         -----------
Total Certificates of Deposit (cost--$21,999,666) ..........                                              21,999,666
                                                                                                         -----------
COMMERCIAL PAPER@--65.40%
ASSET BACKED-AUTO & TRUCK--2.84%
   10,000 New Center Asset Trust ...........................    06/05/01 to 06/06/01    4.740 to 4.955     9,952,213
                                                                                                         -----------
ASSET BACKED-BANKING-6.08%
   11,300 Atlantis One Funding Corp. .......................    05/16/01 to 06/14/01    4.860 to 4.950    11,249,551
   10,115 Stellar Funding Group, Inc. ......................          07/11/01               4.690        10,021,439
                                                                                                         -----------
                                                                                                          21,270,990
                                                                                                         -----------
ASSET BACKED-MISCELLANEOUS--13.20%
    8,000 Asset Securitization Cooperative Corp. ...........          05/09/01               4.970         7,991,164
   10,000 Falcon Asset Securitization Corp. ................    05/07/01 to 10/15/01   4.430 to 4.950      9,893,124
   13,278 Giro Funding US Corp. ............................    06/15/01 to 06/28/01   4.720 to 4.780     13,188,887
   15,137 Parthenon Receivables Funding LLC ................          05/21/01               4.470        15,099,410
                                                                                                         -----------
                                                                                                          46,172,585
                                                                                                         -----------
AUTO & TRUCK--4.27%
   15,000 Ford Motor Credit Corp. ..........................    05/11/01 to 06/08/01   4.940 to 5.030     14,940,870
                                                                                                         -----------
BANKING-DOMESTIC--5.69%
    5,000 BBL North America Funding Corp. ..................          05/09/01               5.030         4,994,411
   10,000 Credit Agricole Indosuez N.A., Inc. ..............          07/05/01               4.660         9,915,861
    5,000 Fortis Funding LLC ...............................          05/01/01               5.010         5,000,000
                                                                                                         -----------
                                                                                                          19,910,272
                                                                                                         -----------

BRINSON CASH RESERVES FUND

PRINCIPAL
AMOUNT                                                               MATURITY              INTEREST
 (000)                                                                 DATES                RATES           VALUE
----------                                                      --------------------    --------------   -----------
COMMERCIAL PAPER@--(CONCLUDED)

BANKING-FOREIGN--7.09%
$  10,000 Banque et Caisse d'Epargne de L'Etat .........              06/20/01               4.720%      $ 9,934,445
   15,000 Den Norske Bank ..............................              07/23/01               4.220        14,854,058
                                                                                                         -----------
                                                                                                          24,788,503
                                                                                                         -----------
BROKER-DEALER--4.27%
   10,000 Credit Suisse First Boston, Inc. .............              06/19/01               4.740         9,935,483
    5,000 Morgan Stanley Dean Witter & Co. .............              05/01/01               4.788*        5,000,000
                                                                                                         -----------
                                                                                                          14,935,483
                                                                                                         -----------
FINANCE-CONDUIT--1.43%
    5,000 Svenska Handelsbanken, Inc. ..................              05/14/01               4.840         4,991,261
                                                                                                         -----------
FINANCE-RETAIL--1.42%
    5,000 American Express Credit Co. ..................              06/04/01               4.750         4,977,569
                                                                                                         -----------
FINANCE-SUBSIDIARY--6.28%
    7,000 Deutsche Bank Financial, Inc. ................              05/03/01               5.050         6,998,036
   15,000 National Australia Funding (Delaware), Inc. ..              05/08/01               4.470        14,986,963
                                                                                                         -----------
                                                                                                          21,984,999
                                                                                                         -----------
FOOD, BEVERAGE & TOBACCO--2.84%
   10,000 Anheuser-Busch Cos., Inc. ....................              06/13/01               4.820         9,942,428
                                                                                                         -----------
INSURANCE--5.69%
   10,000 General Re Corp. .............................              07/10/01               4.600         9,910,556
   10,000 Prudential Funding LLC .......................              05/16/01               5.020         9,979,083
                                                                                                         -----------
                                                                                                          19,889,639
                                                                                                         -----------
METALS & MINING--3.40%
   12,000 Rio Tinto Ltd. ...............................        06/14/01 to 07/19/01   4.680 to 4.720     11,908,268
                                                                                                         -----------
TELECOMMUNICATIONS--0.90%
    3,150 Verizon Global Funding, Inc. .................              06/15/01               4.850         3,130,903
                                                                                                         -----------
Total Commercial Paper (cost--$228,795,983) ............                                                 228,795,983
                                                                                                         -----------

SHORT-TERM CORPORATE OBLIGATIONS--10.64%
ASSET BACKED-FINANCE--2.86%
   10,000 CC (USA), Inc.** .............................              05/01/01         4.560 to 4.570*    10,000,000
                                                                                                         -----------
BROKER-DEALER--5.07%
   10,000 Merrill Lynch & Co., Inc. ....................              05/01/01              4.610*        10,000,000
    7,700 Morgan Stanley Dean Witter & Co. .............        05/15/01 to 06/18/01   5.048 to 5.123*     7,705,645
                                                                                                         -----------
                                                                                                          17,705,645
                                                                                                         -----------
FINANCE-DIVERSIFIED--0.71%
    2,500 General Electric Capital Corp. ...............              01/07/02              5.264*         2,499,505
                                                                                                         -----------

BRINSON CASH RESERVES FUND

PRINCIPAL
AMOUNT                                                               MATURITY              INTEREST
 (000)                                                                 DATES                RATES           VALUE
----------                                                      --------------------    --------------   -----------
SHORT-TERM CORPORATE OBLIGATIONS--(CONCLUDED)
FINANCE-INDEPENDENT--0.86%
$   3,000 National Rural Utilities Cooperative Finance Corp. ....     05/01/01               4.580%*     $ 3,000,000
                                                                                                         -----------
FOOD, BEVERAGE & TOBACCO--1.14%
    4,000 McDonald's Corp.** ....................................     03/07/02               4.813*        4,000,000
                                                                                                         -----------
Total Short-Term Corporate Obligations (cost--$37,205,150) ......                                         37,205,150
                                                                                                         -----------

NUMBER OF
 SHARES
---------
MONEY MARKET FUNDS--3.20%
10,878,530 AIM Liquid Assets Money Market Portfolio .............     05/01/01               4.700*       10,878,530
   320,198 AIM Prime Money Market Portfolio .....................     05/01/01               4.610*          320,198
                                                                                                         -----------
Total Money Market Funds (cost--$11,198,728) ....................                                         11,198,728
                                                                                                         -----------
Total Investments (cost--$349,077,811 which approximates cost
  for federal income tax purposes)--99.79% ......................                                        349,077,811
Other assets in excess of liabilities--0.21% ....................                                            751,834
                                                                                                         -----------
Net Assets (applicable to 349,829,417 shares of beneficial interest
  outstanding equivalent to $1.00 per share)--100.00% ...........                                       $349,829,645
                                                                                                        ============

---------------------
* Variable rate securities--maturity date reflects earlier of reset date or maturity date. The interest rates shown are current rates as of April 30, 2001 and reset periodically.

** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

@  Interest rates shown are discount rates at date of purchase.



                       Weighted average maturity--57 days



                 See accompanying notes to financial statements

BRINSON CASH RESERVES FUND

STATEMENT OF OPERATIONS

                                                                                                   FOR THE
                                                                                                  YEAR ENDED
                                                                                                APRIL 30, 2001
                                                                                                --------------
INVESTMENT INCOME:

Interest ..................................................................................     $20,627,095
                                                                                                -----------
EXPENSES:

Investment advisory and administration ....................................................       1,085,710
Transfer agency and related services fees .................................................         333,460
Federal and state registration fees .......................................................         156,478
Professional fees .........................................................................          67,913
Reports and notices to shareholders .......................................................          40,832
Custody and accounting ....................................................................          32,907
Insurance .................................................................................          28,542
Offering costs ............................................................................          23,725
Trustees' fees ............................................................................          10,500
Other expenses ............................................................................           7,838
                                                                                                -----------
                                                                                                  1,787,905
Less: Fee waivers from advisor ............................................................        (241,250)
                                                                                                -----------
Net expenses ..............................................................................       1,546,655
                                                                                                -----------
Net investment income .....................................................................      19,080,440
NET REALIZED GAINS FROM INVESTMENT TRANSACTIONS ...........................................             385
                                                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................................     $19,080,825
                                                                                                ===========

                 See accompanying notes to financial statements

BRINSON CASH RESERVES FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                     FOR THE PERIOD
                                                                                   FOR THE         FEBRUARY 14, 2000+
                                                                                  YEAR ENDED               TO
                                                                                APRIL 30, 2001       APRIL 30, 2000
                                                                                --------------     ------------------
FROM OPERATIONS:

Net investment income .....................................................      $ 19,080,440     $    3,228,596
Net realized gains (losses) from investment transactions ..................               385               (157)
                                                                                 ------------       ------------
Net increase in net assets resulting from operations ......................        19,080,825          3,228,439
                                                                                 ------------       ------------
DIVIDENDS TO SHAREHOLDERS FROM:

Net investment income .....................................................       (19,080,440)        (3,228,596)
                                                                                 ------------       ------------
NET INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS ..........        79,423,316        270,406,101
                                                                                 ------------       ------------
Net increase in net assets ................................................        79,423,701        270,405,944

NET ASSETS:

Beginning of period .......................................................       270,405,944             --
                                                                                 ------------       ------------
End of period .............................................................      $349,829,645       $270,405,944
                                                                                 ============       ============


--------------
+  Commencement of operations.



                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Brinson Cash Reserves Fund (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified series of Brinson Money Series (the "Trust"), an open-end management investment company organized as a Delaware business trust on April 29, 1998. The Trust is a series mutual fund with five funds: the Fund, Brinson Select Money Market Fund, LIR Premier Money Market Fund, LIR Premier Tax-Free Money Market Fund and Brinson Liquid Assets Fund. The financial statements for Brinson Select Money Market Fund, LIR Premier Money Market Fund, LIR Premier Tax-Free Money Market Fund and Brinson Liquid Assets Fund are not included herein. Prior to commencement of operations, February 14, 2000, the Fund had no activity.

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Following is a summary of significant accounting policies:

   VALUATION AND ACCOUNTING FOR INVESTMENTS AND INVESTMENT INCOME--Investments are valued at amortized cost which approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

   REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event that a counterparty defaults on its obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

   The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

INVESTMENT ADVISOR AND ADMINISTRATOR

   The Trust has an Investment Advisory and Administration Contract ("Advisory Contract") under which Brinson Advisors, Inc. ("Brinson Advisors"), formerly known as Mitchell Hutchins Asset Management Inc., serves as investment advisor and administrator of the Fund. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. In accordance with the Advisory Contract, Brinson Advisors receives

NOTES TO FINANCIAL STATEMENTS

compensation from the Fund, computed daily and paid monthly, at an annual rate of 0.33% of the Fund's average daily net assets. At April 30, 2001, the Fund owed Brinson Advisors $102,340 in investment advisory and administration fees.

   For the period February 14, 2000 (commencement of operations) through the end of the Fund's first three fiscal years, Brinson Advisors has contractually undertaken to waive 0.04% of its advisory and administration fees and reimburse a portion of expenses to maintain the Fund's ordinary total annual operating expenses at a level not exceeding 0.47% of the Fund's average daily net assets.

   For the year ended April 30, 2001, Brinson Advisors waived $241,250 in investment advisory and administration fees.

OTHER LIABILITIES

   At April 30, 2001, dividends payable were $555,434.

FEDERAL TAX STATUS

   The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to federal excise tax.

MONEY MARKET FUND INSURANCE BOND

   The Fund obtained an insurance bond that provides limited coverage for certain loss events involving certain money market instruments held by the Fund. These loss events include non-payment of principal or interest or a bankruptcy or insolvency of the issuer or credit enhancement provider (if any). The insurance bond provides for coverage up to $200 million for a number of funds with a deductible of 10 basis points (0.10%) of the total assets of the Fund for First Tier Securities and 50 basis points (0.50%) of the total assets of the Fund for Second Tier Securities, in each case determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the bond, the Fund would expect to retain the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which is generally no later than the maturity of the security. While the policy is intended to provide some protection against credit risk and to help the Fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

   For the year ended April 30, 2001, the Fund did not use this insurance bond.

SHARES OF BENEFICIAL INTEREST

   There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                                                            FOR THE PERIOD
                                                                          FOR THE YEAR    FEBRUARY 14, 2000+
                                                                              ENDED               TO
                                                                         APRIL 30, 2001     APRIL 30, 2000
                                                                        ---------------   ------------------
Shares sold .........................................................    3,435,933,801     1,029,077,392
Shares repurchased ..................................................   (3,375,567,199)     (761,372,899)
Dividends reinvested ................................................       19,056,714         2,701,608
                                                                        --------------     -------------
Net increase in shares outstanding ..................................       79,423,316       270,406,101
                                                                        ==============     =============

--------------
+  Commencement of operations.

BRINSON CASH RESERVES FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                                      FOR THE PERIOD
                                                                                       FOR THE      FEBRUARY 14, 2000+
                                                                                      YEAR ENDED            TO
                                                                                    APRIL 30, 2001    APRIL 30, 2000
                                                                                   ---------------- ------------------
Net asset value, beginning of period ...............................................    $    1.00      $    1.00
                                                                                        ---------      ---------
Net investment income ..............................................................        0.059          0.012
Dividends from net investment income ...............................................       (0.059)        (0.012)
                                                                                        ---------      ---------
Net asset value, end of period .....................................................    $    1.00      $    1.00
                                                                                        =========      =========
Total investment return(1) .........................................................         6.01%          1.18%
                                                                                        =========      =========
Ratios/Supplemental Data:
Net assets, end of period (000's) ..................................................    $ 349,830      $ 270,406
Expenses to average net assets net of waivers/reimbursements from advisor ..........         0.47%          0.47%*
Expenses to average net assets before waivers/reimbursements from advisor ..........         0.54%          0.53%*
Net investment income to average net assets net of waivers/reimbursements from advisor       5.80%          5.57%*
Net investment income to average net assets before waivers/reimbursements from advisor       5.73%          5.51%*

------------------------------
+  Commencement of operations.
*  Annualized.
(1)Total investment return is calculated assuming a $10,000 investment on the first day of the period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for period less than one year has not been annualized.

BRINSON CASH RESERVES FUND

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders of
Brinson Cash Reserves Fund

   We have audited the accompanying statement of net assets of Brinson Cash Reserves Fund (the "Fund") as of April 30, 2001 and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at April 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brinson Cash Reserves Fund at April 30, 2001, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                   /s/ ERNST & YOUNG LLP


   New York, New York
   June 8, 2001

BRINSON CASH RESERVES FUND

TAX INFORMATION (UNAUDITED)

   We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end, April 30, 2001, as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all dividends paid by the Fund during the fiscal year were derived from net investment income. These amounts are taxable as ordinary income, none of which qualifies for the dividend received deduction available to corporate shareholders.

   Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

   Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2001. The second notification, which will reflect the amounts to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2002. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

TRUSTEES

E. Garrett Bewkes, Jr.
CHAIRMAN

Margo N. Alexander

Richard Q. Armstrong

Richard R. Burt

Meyer Feldberg

George W. Gowen

Frederic V. Malek

Carl W. Schafer

Brian M. Storms

PRINCIPAL OFFICERS
Brian M. Storms
PRESIDENT

Amy R. Doberman
VICE PRESIDENT AND SECRETARY

Paul H. Schubert
VICE PRESIDENT AND TREASURER

Elbridge T. Gerry III
VICE PRESIDENT

Susan P. Ryan
VICE PRESIDENT

Michael Markowitz
VICE PRESIDENT




INVESTMENT ADVISOR,
ADMINISTRATOR AND DISTRIBUTOR

Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019-6114

THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF A FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.


                                BRINSON ADVISORS
                                -C-2001 Brinson Advisors, Inc.
                                All Rights Reserved

BRINSON
CASH RESERVES
FUND

APRIL 30, 2001

ANNUAL REPORT